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                                                                 EXHIBIT 10.1(a)

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment") to the Employment Agreement (the "Employment Agreement"), by and among MAPCO Express, Inc., ("Employer"), Delek US Holdings, Inc. ("Delek US") and Uzi Yemin ("Employee), entered into and effective as of May 1, 2004, is dated as of October 31, 2005.

     WHEREAS, Employee, Employer and Delek US are parties to the Employment Agreement; and

     WHEREAS, Employee, Employer and Delek US desire to amend certain terms of the Employment Agreement as described below.

     NOW THEREFORE, in consideration of the mutual promises set forth in this Amendment and intending to be legally bound, Employee, Employer and Delek US agree as follows:

     1. Section 2(a) of the Employment Agreement is hereby amended by deleting the text "Twenty-One Thousand U.S. Dollars (US $21,000)" and replacing it with "Twenty-Four Thousand U.S. Dollars (US $24,000)."

     2. Section 2(c)(3) of the Employment Agreement is hereby amended by deleting the text "US $200 per month" and replacing it with "US $2,000 per month."

     3. Section 6 of the Employment Agreement is hereby amended by deleting the text "US $100,000" and replacing it with "US $200,000."

     4. This Amendment to the Employment Agreement shall have effect as of September 15, 2005.

     5. Except as otherwise provided herein, the Employment Agreement shall continue unchanged and in full force and effect.

     6. This Amendment may be executed in counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to
Employment Agreement as of the date first above written.

                                        MAPCO EXPRESS, INC.


                                        By: /s/ Asaf Bartfeld
                                            ------------------------------------
                                        Name: Asaf Bartfeld
                                        Title: Director


                                        By: /s/ Zvi Greenfeld
                                            ------------------------------------
                                        Name: Zvi Greenfeld
                                        Title: Director


                                        DELEK US HOLDINGS, INC.


                                        By: /s/ Asaf Bartfeld
                                            ------------------------------------
                                        Name: Asaf Bartfeld
                                        Title: Director


                                        By: /s/ Zvi Greenfeld
                                            ------------------------------------
                                        Name: Zvi Greenfeld
                                        Title: Director


                                        /s/ Uzi Yemin
                                        ----------------------------------------
                                        Uzi Yemin


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